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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                         ----------------------

                                FORM 8-K

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                              CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                         ----------------------

Date of Report (Date of earliest event reported)               May 15, 1996


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                      JCP MASTER CREDIT CARD TRUST
                      (Issuer of the Certificates)

                          JCP RECEIVABLES, INC.
           (Exact name of registrant as specified in its charter)


        Delaware                   0-17270                 75-2231415
(State or other jurisdiction     (Commission             (IRS Employer
     of incorporation)           File Number)          Identification No.)

        5001 Spring Valley Road
        Dallas, Texas                                        75244
(Address of principal executive offices)                   (Zip Code)

(Registrant's telephone number,including area code):       (214)960-4611

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Item 7. Financial Statements and Exhibits.
        ---------------------------------

The following are filed as Exhibits to this Report:

     99.1 Monthly Certificateholders' Statement - Series B for the month ended April 30, 1996.

     99.2 Monthly Certificateholders' Statement - Series C for the month ended April 30, 1996.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      JCP RECEIVABLES, INC.

Date:  May 15, 1996                   By:  /s/ Catherine A. Walther
                                           ------------------------
                                               Catherine A. Walther
                                               President

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                          INDEX TO EXHIBITS


Exhibit
Number              Exhibit
- -------             -------
99.1 Monthly Certificateholders' Statement - Series B for the month ended April 30, 1996.

99.2 Monthly Certificateholders' Statement - Series C for the month ended April 30, 1996.

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